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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ------------------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               ---------------

                                  PALACE REIT
             (Exact Name of Registrant as Specified in Its Charter)


Texas                                           74-2868156
(State of Incorporation or Organization)        (I.R.S. Employer Identification
                                                Number)
3535 Las Vegas Boulevard South
Las Vegas, Nevada                               89109
(Address of Principal Executive Offices)        (Zip Code)



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
If this form relates to the registration of    If this form relates to the registration of
a class of securities pursuant to Section      a class of securities pursuant to Section
12(b) of the Exchange Act and is effective     12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c),         pursuant to General Instruction A.(d),
please check the following box. [ ]            please check the following box.  [x]
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Securities Act registration statement file number to which this form relates:

                                  333-47855

Securities to be registered pursuant to Section 12(b) of the Act:

                                    None.

Securities to be registered pursuant to Section 12(g) of the Act:



    Title of Each Class                   Name of Each Exchange on Which
    to be so Registered                   Each Class is to be Registered
    -------------------                   ------------------------------

Common Shares of Beneficial                  The Nasdaq Stock Market
 Interest, $0.005 Par Value

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Item 1           Description of Registrant's Securities to be Registered

                 The description of the Registrant's Common Shares of Beneficial Interest, $0.005 par value, is contained under the caption "Description of Shares of Beneficial Interest" in the Registration Statement (Registration No. 333-47855) filed by the Registrant under the Securities Act of 1933, as amended. Such description is incorporated herein by reference.

Item 2           Exhibits

                 First Amended and Restated Declaration of Trust of Palace REIT (filed as Exhibit 3.1 to Amendment No. 1 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-47855) and incorporated herein by reference).

                 Bylaws of Palace REIT (filed as Exhibit 3.2 to Amendment No. 1 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-47855) and incorporated herein by reference).
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                   PALACE REIT



Date: May 12, 1998                                 By: /s/ David R. Merker
                                                       -------------------------
                                                         David R. Merker
                                                         Chief Executive Officer
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                                 EXHIBIT INDEX


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
EXHIBIT NO.        DESCRIPTION
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
     1             First Amended and Restated Declaration of Trust of Palace REIT (filed as Exhibit 3.1 to the  Amendment No. 1 to the Registrant's Registration Statement on Form S-11
                   (Registration No. 333-47855) and incorporated herein by reference).

     2             Bylaws of Palace REIT (filed as Exhibit 3.2 to Amendment No. 1 to the Registrant's
                   Registration Statement on Form S-11 (Registration No. 333-47855) and incorporated herein by reference).
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